UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2024

Battalion Oil Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35467	20-0700684
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

820 Gessner Road Suite 1100 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 538-0300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⌧    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock par value $0.0001	BATL	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 1.01	Entry into a Material Definitive Agreement

Second Amendment to Merger Agreement

On February 6, 2024, Battalion Oil Corporation, a Delaware corporation (the “Company” or “we”), Fury Resources, Inc., a Delaware corporation (“Parent”), and San Jacinto Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Parent (“Merger Sub”), entered into a Second Amendment (the “Second Amendment”) to the Agreement and Plan of Merger, dated as of December 14, 2023 (the “Merger Agreement”), by and among the Company, Parent and Merger Sub, as amended by that certain First Amendment to Agreement and Plan of Merger, dated as of January 24, 2024 (the “First Amendment”).

Pursuant to the Merger Agreement, Parent agreed to deposit amounts in cash into a segregated escrow account (the “Escrow Account”) established pursuant to that certain Escrow Agreement, dated as of December 14, 2023, by and among Parent, the Company and Wilmington Trust, National Association, as escrow agent, for purposes of securing Parent’s obligations pursuant to the Merger Agreement. Prior to the execution and delivery of the Merger Agreement, Parent had deposited $10,000,000 (the “Initial Deposit Amount”) into the Escrow Account and, pursuant to the terms of the Merger Agreement as amended by the First Amendment, agreed to deposit an additional $15,000,000 into the Escrow Account (the “Subsequent Deposit Amount”) on or before 5:00 p.m. Central Time on February 5, 2024 (such date and time, the “Funding Deadline” and the funding of the Subsequent Deposit Amount into the Escrow Account, the “Full Escrow Funding”). On January 24, 2024, pursuant to the terms of the Merger Agreement as amended by the First Amendment, Parent caused an amount equal to $9,999,999.99 of the Initial Deposit Amount to be released to the Company. For a summary of the material terms of the Merger Agreement and the First Amendment, including the escrow arrangements, please see the Company’s Current Reports on Forms 8-K filed with the Securities and Exchange Commission on December 18, 2023 and January 24, 2024.

Subsequent to the execution of the Merger Agreement and the First Amendment, and in order to facilitate the Full Escrow Funding on a timely basis, on February 6, 2024, the Company and Parent entered into the Second Amendment.

The Second Amendment amends the Merger Agreement to reflect, among other things, the following changes:

•	The Funding Deadline was extended from 5:00 p.m. Central Time on February 5, 2024 to 5:00 p.m. Central Time on February 15, 2024.
•

Parent agreed to deliver to the Company an amendment to certain Additional Financing Documents, in form reasonably acceptable to the Company, which contemplate that the Company is a direct third-party beneficiary to enforce the applicable Financing Source’s (as defined in the Merger Agreement) obligation to deposit their portion of the Additional Financing (as defined in the Merger Agreement) equal to $15,000,000 into the Escrow Account for purposes of funding the Subsequent Deposit Escrow Amount.

•	Parent and the Company agreed to deem the Closing Failure Fee under the Merger Agreement to be an amount equal to the Initial Deposit Amount plus the Subsequent Deposit Amount.
•	Parent and the Company agreed to decrease the Company Termination Fee (as defined in the Merger Agreement) from $8,000,000 to $3,500,000.
•

The Company’s liability for damages under the Merger Agreement payable to any Parent Related Party (as defined in the Merger Agreement) is capped at the amount of the Company Termination Fee (plus, in certain limited circumstances, the Initial Deposit Amount), other than in the case of Willful Breach (as defined in the Merger Agreement) by the Company.

•

The Company is permitted to solicit Company Takeover Proposals until Parent delivers Evidence of Funding (as defined in the Merger Agreement). Upon delivery of Evidence of Funding, the non-solicitation obligations under the Merger Agreement as they existed prior to the Second Amendment would, in all material respects, come back into effect.

•	The Company may, in its sole and absolute discretion, terminate, waive, amend, release or modify any standstill provision of any confidentiality or standstill agreement to which the Company is a party.
•

Parent and the Company agreed to amend the definition of “Qualifying Additional Financing Documents” to be Additional Financing Documents (as defined in the Merger Agreement) evidencing equity financing commitments to fund the transaction in an aggregate amount equal to $100,000,000. If such Qualifying Additional Financing Documents are not delivered to the Company by the Funding Deadline, the Company shall be entitled to terminate the Merger Agreement and receive a reverse termination fee from Parent.

•

In the event (a) Parent has completed the Full Escrow Funding by the Funding Deadline and (b) the Company terminates the Merger Agreement to accept a Company Superior Proposal (as defined in the Merger Agreement) or Parent terminates the Merger Agreement due to a Change of Recommendation having been made (as defined in the Merger Agreement), then the Company will return the Initial Deposit Amount to Parent.

•

Parent and the Company agreed to further qualify all of the representations and warranties made by the Company in the Merger Agreement under Article IV of the Merger Agreement such that, in all cases, such representations and warranties are so represented and warranted as except as has had not or would not reasonably be expected to have, individually or in the aggregate a Company Material Adverse Effect (as defined in the Merger Agreement).

•

The obligation of Parent and Merger Sub to close the merger under the Merger Agreement that was conditioned on the representations and warranties of the Company made in the Merger Agreement being true and correct as of the date of such closing or another specified date, subject to certain levels of materiality, was amended to be qualified uniformly that such representations and warranties shall be true and correct other than where such failure to be true and correct has not had, individually or in the aggregate, a Company Material Adverse Effect.

•	Parent and the Company agreed to remove the covenants by the Company pertaining to certain interim period operations.

Except as modified by the Second Amendment, the terms of the Merger Agreement and the First Amendment, in the forms filed as Exhibit 2.1 to the Current Reports on Form 8-K filed by the Company on December 18, 2023 and January 24, 2024, respectively, with the U.S. Securities and Exchange Commission (the “SEC”), are unchanged.

Limited Guarantee

On February 6, 2024 and in connection with the Second Amendment, the Company and Abraham Mirman, the chairman of Parent (“Guarantor”), entered into a Limited Guarantee (the “Limited Guarantee”) in favor of the Company.  Pursuant to the Limited Guarantee, Guarantor irrevocably and unconditionally guarantees the due and punctual payment and performance by Parent and Merger Sub of their respective obligations under the Merger Agreement to make any payment of any kind under the terms of the Merger Agreement, in cash, if and when due, subject to the terms and conditions of the Limited Guarantee.  The Limited Guarantee is limited to an amount equal to $1,000,000 and does not cover any other obligations of Parent or Merger Sub under the Merger Agreement or otherwise.

The foregoing descriptions of the Second Amendment and the Limited Guarantee do not purport to be complete and are qualified in their entirety by reference to the full text of the Second Amendment and the Limited Guarantee, which are attached hereto as Exhibit 2.1 and Exhibit 2.2 and are incorporated by reference herein.

Important Information for Investors and Stockholders

This communication is being made in respect of the proposed transaction involving the Company and Parent. In connection with the proposed transaction, the Company intends to file the relevant materials with the SEC, including a proxy statement on Schedule 14A and a transaction statement on Schedule 13e-3 (the “Schedule 13e-3”). Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement, the Schedule 13e-3 and a proxy card to each stockholder of the Company entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement, the Schedule 13e-3 or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transaction. The materials to be filed by the Company will be made available to the Company’s investors and stockholders at no expense to them and copies may be obtained free of charge on the Company’s website at www.battalionoil.com. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov. Investors and stockholders of the Company are urged to read the proxy statement, the Schedule 13e-3 and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction because they contain important information about the Company and the proposed transaction.

The Company and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of the Company stockholders in connection with the proposed transaction under SEC rules. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of the Company’s executive officers and directors in the solicitation by reading the Company’s Annual Report on Form 10-K, as amended on Form 10-K/A, for the fiscal year ended December 31, 2022, and the proxy statement, the Schedule 13e-3 and other relevant materials that will be filed with the SEC in connection with the proposed transaction when they become available. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the proxy statement relating to the proposed transaction and the Schedule 13e-3 when they become available.

Forward-Looking Statements

All statements and assumptions in this communication that do not directly and exclusively relate to historical facts could be deemed “forward-looking statements.” Forward-looking statements are often identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “may,” “could,” “should,” “forecast,” “goal,” “intends,” “objective,” “plans,” “projects,” “strategy,” “target” and “will” and similar words and terms or variations of such. These statements represent current intentions, expectations, beliefs or projections, and no assurance can be given that the results described in such statements will be achieved. Forward-looking statements include, among other things, statements about the potential benefits of the proposed transaction; the prospective performance and outlook of the Company’s business, performance and opportunities; the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing. Such statements are subject to numerous assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those described in such statements, many of which are outside of the Company’s control. Important factors that could cause actual results to differ materially from those described in forward-looking statements include, but are not limited to, (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction by the Company’s stockholders; (iii) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (iv) the possibility that competing offers or acquisition proposals for the Company will be made; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction, including in circumstances, which would require the Company to pay a termination fee; (vi) the effect of the announcement or pendency of the proposed transaction on the Company’s ability to attract, motivate or retain key executives and employees, its ability to maintain relationships with its customers, suppliers and other business counterparties, or its operating results and business generally; (vii) risks related to the proposed transaction diverting management’s attention from the Company’s ongoing business operations; (viii) the amount of costs, fees and expenses related to the proposed transaction; (ix) the risk that the Company’s stock price may decline significantly if the Merger is not consummated; (x) the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; and (xi) other factors as set forth from time to time in the Company’s filings with the SEC, including its Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2022, as may be updated or supplemented by any subsequent Quarterly Reports on Form 10-Q or other filings with the SEC. Readers are cautioned not to place undue reliance on such statements which speak only as of the date they are made. The Company does not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits. The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

2.1	Second Amendment to Agreement and Plan of Merger, dated February 6, 2024, by and among Battalion Oil Corporation, Fury Resources, Inc. and San Jacinto Merger Sub, Inc.
2.2	Limited Guarantee, dated February 6, 2024, by Abraham Mirman in favor of Battalion Oil Corporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BATTALION OIL CORPORATION

February 6, 2024	By:	/s/ Matthew B. Steele
	Name:	Matthew B. Steele
	Title:	Chief Executive Officer

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